INVESCO VARIABLE INVESTMENT FUNDS, INC.
                      INVESCO VIF - Financial Services Fund

                            Supplement to Prospectus
                              Dated April 30, 2001

The section of the Prospectus entitled "Portfolio Manager" is amended to (1) delete the section in its entirety and (2) substitute the following in its place:

      The following individuals are primarily responsible for the day-to-day management of the Fund's portfolio holdings:

      JEFFREY G. MORRIS, a vice president of INVESCO is a co-portfolio manager of Financial Services Fund. Jeff joined INVESCO in 1992 and is a Chartered Financial Analyst. He holds an M.S. in Finance from the University of Colorado-Denver and a B.S. in Business Administration from Colorado State University.

      JOSEPH W. SKORNICKA, is a co-portfolio manager of Financial Services Fund. Before joining INVESCO in 2001, Joe was a senior equity analyst and fund manager with Munder Capital Management and an assistant vice president for Comerica Incorporated. He is a Chartered Financial Analyst. Joe holds an M.B.A. from the University of Michigan and a B.A. from Michigan State University.

The date of this Supplement is July 5, 2001.